MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES     Two World
                                                                    Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1998             New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from Intercapital California Quality Municipal Securities to Morgan Stanley Dean Witter California Quality Municipal Securities. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market

                              BOND YIELDS 1994-1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5.00                      99.00
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES activity. Lower commodity prices, cheaper imports and improved productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance. California new issue underwriting accounted for 12 percent of national volume.

PERFORMANCE

The Trust's net asset value (NAV) increased from $13.90 to $14.67 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.72 per share, the Trust's total NAV return was 11.30 percent. IQC's price on the New York Stock Exchange moved from $12.6875 to $14.1875 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 18.01 percent. On October 31, 1998, the Trust traded at a 3.29 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was raised from $0.06 per share to $0.0625 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income increased from $0.124 to $0.136 per share.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES LETTER TO THE SHAREHOLDERS October 31, 1998, continued

LARGEST SECTORS as of October 31, 1998 (% of Net Assets)

Water & Sewer                                                     30%
Public Facilities                                                 16%
Education                                                         13%
Tax Allocation                                                     9%
Electric                                                           8%
Hospital                                                           7%
Transportation                                                     7%
All Others                                                        10%

Portfolio structure is subject to change.

CREDIT RATINGS as of October 31, 1998
(% of Total Long-Term Portfolio)

Aaa or AAA                                45%
Aa or AA                                  37%
A or A                                    15%
Baa or BBB                                 3%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.

CALL STRUCTURE as of October 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 5 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      0%
        2000                                      0%
        2001                                      0%
        2002                                      5%
        2003                                     68%
        2004                                     18%
        2005                                      0%
        2006                                      1%
        2007                                      3%
        2008                                      4%
        2009+                                     1%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 10 long-term sectors and 39 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 5 years of weighted average call protection.

The Trust's weighted average maturity was 21 years. Average duration (a measure of price volatility to interest rate changes) was 6 years. Throughout the fiscal period, high credit quality was maintained, with over 80 percent of IQC's long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. Weekly ARPS yields ranged between 2.35 and 4.38 percent. Three ARPS series totaling $55 million represented 25 percent of net assets.

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year, the Trust purchased and retired 109,300 shares of common stock at a weighted average market discount of 7.28 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic
For.........................................................   9,112,086
Withheld....................................................     184,779

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo
For.........................................................         883
Withheld....................................................          10

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE TRUST'S INDEPENDENT
    ACCOUNTANTS:

For.........................................................   9,061,768
Against.....................................................      16,172
Abstain.....................................................     218,925

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.7%)
            GENERAL OBLIGATION (0.7%)
$  1,375    California, Various Purpose Dtd 04/01/93....................  5.90 %   04/01/23    $ 1,469,325
--------                                                                                       -----------

            EDUCATIONAL FACILITIES REVENUE (12.6%)
            California Educational Facilities Authority,
   6,000     Carnegie Institute of Washington 1993 Ser A................  5.60     10/01/23      6,351,900
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........  5.30     10/01/23      1,514,625
   2,500     Pepperdine University 1993 Ser A (MBIA)....................  5.50     06/01/19      2,616,375
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................  5.50     06/01/14      8,592,960
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.50     11/01/14      5,146,200
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......  5.60     11/01/20      3,116,010
--------                                                                                       -----------
  26,000                                                                                        27,338,070
--------                                                                                       -----------

            ELECTRIC REVENUE (8.4%)
   5,000    Los Angeles Department of Water & Power, Issue of 1993
             (Secondary AMBAC)..........................................  5.375    09/01/23      5,147,900
   8,000    Northern California Transmission Agency, California - Oregon
             Transmission Refg Ser 1993 A (MBIA)........................  5.25     05/01/20      8,145,360
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (AMBAC).........................................  4.875    07/01/20      4,878,750
--------                                                                                       -----------
  18,000                                                                                        18,172,010
--------                                                                                       -----------

            HOSPITAL REVENUE (6.7%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................  5.00     05/15/13      4,070,280
            California Health Facilities Financing Authority,
   3,000     Cedars Sinai Medical Center Ser 1997 A (MBIA)..............  5.25     08/01/27      3,071,580
   5,000     Kaiser Permanente Ser 1985.................................  5.55     08/15/25      5,102,800
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....  6.00     06/01/13      2,304,280
--------                                                                                       -----------
  14,000                                                                                        14,548,940
--------                                                                                       -----------

            INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (3.9%)
   8,000    California Pollution Control Financing Authority, Pacific
--------     Gas & Electric Co 1993 Ser B (AMT).........................  5.85     12/01/23      8,469,600
                                                                                               -----------

            MORTGAGE REVENUE - SINGLE FAMILY (4.0%)
   8,305    California Housing Finance Agency, Home 1993 Ser B..........  5.65     08/01/14      8,644,674
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            PUBLIC FACILITIES REVENUE (15.5%)
$  3,000    Alameda County, Alameda County Medical Center, Ser 1998
             (MBIA).....................................................  5.00 %   06/01/23    $ 2,983,050
   7,000    California Public Works Board, Corrections 1993 Ser D.......  5.375    06/01/12      7,244,650
   5,000    California Statewide Communities Development Authority, The
             J Paul Getty Trust COPs....................................  5.00     10/01/23      4,964,550
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (AMBAC)...............  5.00     11/01/19      4,017,920
   6,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.125    08/15/13      6,174,840
   5,000    Los Angeles County Public Works Financing Authority, Proj
             #IV (MBIA).................................................  5.25     12/01/16      5,136,600
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........  5.50     01/01/13      3,140,730
--------                                                                                       -----------
  33,000                                                                                        33,662,340
--------                                                                                       -----------

            TAX ALLOCATION REVENUE (8.9%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................  5.875    10/01/23      7,197,218
   7,000    Rosemead Redevelopment Agency, Proj #1 Ser 1993 A...........  5.60     10/01/33      7,280,140
   5,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................  5.00     08/01/20      5,008,650
--------                                                                                       -----------
  18,870                                                                                        19,486,008
--------                                                                                       -----------

            TRANSPORTATION FACILITIES REVENUE (7.4%)
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................  5.00     05/15/10      5,167,850
   7,000    Los Angeles County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................  5.625    07/01/18      7,358,330
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........  5.375    11/01/19      2,056,880
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................  4.75     07/01/23      1,449,150
--------                                                                                       -----------
  15,500                                                                                        16,032,210
--------                                                                                       -----------

            WATER & SEWER REVENUE (29.6%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................  5.50     12/01/23      8,304,960
   7,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....  5.25     07/01/23      7,125,510
   7,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............  5.20     11/01/21      7,110,740
   8,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................  5.25     10/01/19      8,134,160
   3,000    Marin County Municipal Water District, Ser 1993.............  5.65     07/01/23      3,161,340
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................  5.50     07/01/13      5,355,750
   3,000     Waterworks Ser C...........................................  5.25     07/01/15      3,129,510
   7,000    Moulton-Niguel Water District, 1993 COPs (AMBAC)............  5.30     09/01/23      7,160,510
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (AMBAC)....................................................  5.00     08/15/14      2,546,650
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993...................................................  5.00     12/01/16      4,037,840
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....  5.25     05/15/20      8,132,560
--------                                                                                       -----------
  62,500                                                                                        64,199,530
--------                                                                                       -----------

 205,550    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $202,135,155)......   212,022,707
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (0.7%)
$  1,400    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
--------     (Demand 11/02/98) (Identified Cost $1,400,000).............  3.60*%   10/01/22    $  1,400,000
                                                                                               ------------

$206,950    TOTAL INVESTMENTS (Identified Cost $203,535,155) (a)...................    98.4%    213,422,707
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.6       3,528,379
                                                                                      -----    ------------

            NET ASSETS..............................................................  100.0%   $216,951,086

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,887,552.

Bond Insurance:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $203,535,155)............................. $213,422,707
Cash........................................................      145,474
Interest receivable.........................................    3,546,770
Prepaid expenses and other assets...........................      107,749
                                                             ------------

    TOTAL ASSETS............................................  217,222,700
                                                             ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders.....................       95,736
    Investment management fee...............................       75,230
Accrued expenses and other payables.........................      100,648
                                                             ------------

    TOTAL LIABILITIES.......................................      271,614
                                                             ------------

    NET ASSETS.............................................. $216,951,086
                                                             ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of
 non-participating $.01 par value, 1,100 shares
 outstanding)............................................... $ 55,000,000
                                                             ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 11,041,813 shares
 outstanding)...............................................  157,997,503
Net unrealized appreciation.................................    9,887,552
Accumulated undistributed net investment income.............    1,502,529
Accumulated net realized loss...............................   (7,436,498)
                                                             ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  161,951,086
                                                             ------------

    TOTAL NET ASSETS........................................ $216,951,086
                                                             ============

NET ASSET VALUE PER COMMON SHARE
 ($161,951,086 divided by 11,041,813 common shares
 outstanding)...............................................       $14.67
                                                             ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $11,210,454
                                                              -----------
EXPENSES
Investment management fee...................................      749,021
Auction commission fees.....................................      145,638
Professional fees...........................................       94,411
Transfer agent fees and expenses............................       40,135
Shareholder reports and notices.............................       26,400
Registration fees...........................................       24,454
Auction agent fees..........................................       22,524
Trustees' fees and expenses.................................       21,745
Custodian fees..............................................       10,221
Organizational expenses.....................................        7,098
Other.......................................................       26,065
                                                              -----------
    TOTAL EXPENSES..........................................    1,167,712
Less: expense offset........................................      (10,129)
                                                              -----------
    NET EXPENSES............................................    1,157,583
                                                              -----------
    NET INVESTMENT INCOME...................................   10,052,871
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................      611,511
Net change in unrealized appreciation.......................    7,675,755
                                                              -----------
    NET GAIN................................................    8,287,266
                                                              -----------

NET INCREASE................................................  $18,340,137
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $10,052,871        $10,199,664
Net realized gain (loss).............................        611,511         (1,187,791)
Net change in unrealized appreciation/depreciation...      7,675,755          9,463,319
                                                        ------------       ------------

    NET INCREASE.....................................     18,340,137         18,475,192
                                                        ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................     (1,917,382)        (1,889,600)
Common...............................................     (8,017,122)        (7,811,582)
                                                        ------------       ------------

    TOTAL............................................     (9,934,504)        (9,701,182)
                                                        ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................     (1,444,960)        (3,314,760)
                                                        ------------       ------------

    NET INCREASE.....................................      6,960,673          5,459,250

NET ASSETS:
Beginning of period..................................    209,990,413        204,531,163
                                                        ------------       ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $1,502,529 and $1,384,162, respectively).........   $216,951,086       $209,990,413
                                                        ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust"), formerly InterCapital California Quality Municipal Securities (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Trust's common shares in the amount of $39,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of September 29, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $8,532,977 and $10,159,999, respectively.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,424.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,117. At October 31, 1998, the Trust had an accrued pension liability of $32,310 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
1         260      $13,000     3.00%   11/03/98      2.35% - 4.35%
2         240       12,000     3.35    11/05/98      2.50  - 4.38
3         600       30,000     3.64    11/02/98      3.64  - 3.74

---------------------
 *  As of October 31, 1998.
** For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.45% to 3.64% in the aggregate amount of $283,488.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  11,435,813   $114,358    $162,642,865
Treasury shares purchased and retired (weighted average
 discount 11.42%)*..........................................    (284,700)    (2,847)     (3,311,913)
                                                              ----------   --------    ------------
Balance, October 31, 1997...................................  11,151,113    111,511     159,330,952
Treasury shares purchased and retired (weighted average
 discount 7.28%)*...........................................    (109,300)    (1,093)     (1,443,867)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  11,041,813   $110,418    $157,887,085
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized approximately $612,000 of its net capital loss carryover. At October 31, 1998, the Trust had a net capital loss carryover of approximately $7,436,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2002              2003       2004       2005
      -------           --------   --------   --------
       $5,123            $1,012      $113      $1,188
       ======            ======      ====      ======

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.0625   November 6, 1998  November 20, 1998
 $0.0625   December 4, 1998  December 18, 1998

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED OCTOBER 31*
                                                              -----------------------------------------------------------
                                                                 1998         1997        1996        1995         1994
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period.........................  $    13.90   $    13.08   $  12.70   $     10.62   $  13.96
                                                              ----------   ----------   --------   -----------   --------
Net investment income.......................................        0.91         0.91       0.89          0.88       0.95
Net realized and unrealized gain (loss).....................        0.74         0.74       0.26          2.07      (3.25)
                                                              ----------   ----------   --------   -----------   --------
Total from investment operations............................        1.65         1.65       1.15          2.95      (2.30)
                                                              ----------   ----------   --------   -----------   --------
Less dividends from:
 Net investment income......................................       (0.72)       (0.69)     (0.69)        (0.74)     (0.74)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................       (0.17)       (0.17)     (0.16)        (0.17)     (0.18)
                                                              ----------   ----------   --------   -----------   --------
Total dividends.............................................       (0.89)       (0.86)     (0.85)        (0.91)     (0.92)
                                                              ----------   ----------   --------   -----------   --------
Anti-dilutive effect of acquiring treasury shares...........        0.01         0.03       0.08          0.04       0.01
                                                              ----------   ----------   --------   -----------   --------
Offering costs charged against capital......................          --           --         --            --      (0.13)
                                                              ----------   ----------   --------   -----------   --------
Net asset value, end of period..............................  $    14.67   $    13.90   $  13.08   $     12.70   $  10.62
                                                              ==========   ==========   ========   ===========   ========
Market value, end of period.................................  $   14.188   $   12.688   $  11.25   $    10.875   $   9.75
                                                              ==========   ==========   ========   ===========   ========
TOTAL INVESTMENT RETURN+....................................       18.01%       19.60%     10.13%        19.73%    (30.89)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................        0.74%(1)     0.76%      0.78%(1)      0.84%(1)   0.93%
Net investment income before preferred stock dividends......        6.32%        6.82%      7.02%         7.57%      7.63%
Preferred stock dividends...................................        1.21%        1.26%      1.26%         1.48%      1.43%
Net investment income available to common shareholders......        5.11%        5.56%      5.76%         6.09%      6.20%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $216,951     $209,990   $204,531      $206,614   $203,662
Asset coverage on preferred shares at end of period.........         394%         382%       372%          376%       281%
Portfolio turnover rate.....................................           4%           6%        --             1%        20%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Quality Municipal Securities (the " Trust"), formerly InterCapital California Quality Municipal Securities, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998
      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
CALIFORNIA QUALITY
MUNICIPAL
INVESTMENT SECURITIES




Annual Report
October 31, 1998